American Century Investment Trust

Prospectus Supplement

American Century-Mason Street High-Yield Bond Fund
American Century-Mason Street Select Bond Fund

Supplement dated December 22, 2008 ¡ Prospectus dated August 1, 2008

American Century-Mason Street High-Yield Bond Fund and American Century-Mason Street Select Bond Fund will be closed to all investments, except reinvested dividends and capital gains distributions, as of the close of the New York Stock Exchange on February 9, 2009.

The Board of Trustees has approved management’s plan to liquidate the funds on February 27, 2009.

To prepare for the closing and liquidation of the funds, the funds’ portfolio managers may need to increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. As a result, the funds may not be fully pursuing stated investment objectives.

American Century Investment Services, Inc., Distributor
©2008 American Century Proprietary Holdings, Inc. All rights reserved.

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